United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 9, 2022

Date of Report (Date of earliest event reported)

Digital Health Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41015	86-2970927
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 N Federal Hwy #304 Boca Raton, FL		33432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 672-7068

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Redeemable Warrant	DHACU	The Nasdaq Global Market
Common Stock, par value $0.0001 per share	DHAC	The Nasdaq Global Market
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	DHACW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amended and Restated Business Combination Agreement

As previously disclosed in its Current Report on Form 8-K filed on June 16, 2022, on June 15, 2022, Digital Health Acquisition Corp. (“DHAC” or the “Company”), entered into a Business Combination Agreement (the “Original Agreement”) by and among DHAC, DHAC Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of DHAC (“Merger Sub I”), DHAC Merger Sub II, Inc., a Texas corporation and a wholly owned subsidiary of DHAC (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”), VSee Lab, Inc., a Delaware corporation (“VSee”) and iDoc Virtual Telehealth Solutions, Inc., a Texas corporation (“iDoc”). This transaction is known as the “Business Combination”.

On August 9, 2022, the parties to the Original Agreement entered into the Amended and Restated Business Combination Agreement (the “Business Combination Agreement”), pursuant to which the Original Agreement was amended and restated in its entirety in order to provide, among the other things, that (i) concurrently with the execution of the Business Combination Agreement, DHAC has entered into a PIPE Securities Purchase Agreement (as defined below) with certain institutional and accredited investors; (ii) DHAC and certain stockholders of VSee and iDoc will enter into a registration rights agreement in the form attached to the Business Combination Agreement (the “VSee/iDoc Registration Rights Agreement”); and (iii) DHAC and certain stockholders of VSee and iDoc will each enter into a lock-up agreement in the form attached to the Business Combination Agreement (the “VSee/iDoc Lock-Up Agreement”).

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement filed as Exhibit 2.1 hereto and incorporated by reference herein.

Certain Related Agreements

PIPE Securities Purchase Agreement. Concurrently with the execution of the Business Combination Agreement, DHAC has entered into a securities purchase agreement (the “PIPE Securities Purchase Agreement”), with certain institutional and accredited investors (the “PIPE Investors”), pursuant to which the PIPE Investors have agreed to subscribe for and purchase, and DHAC has agreed to issue and sell to the PIPE Investors, immediately prior to the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), (a) promissory notes (the “PIPE Notes”) convertible into shares of DHAC common stock, par value $0.0001 per share (the “DHAC Common Stock”), and (b) warrants exercisable for shares of DHAC Common Stock (the “PIPE Warrant” and the financing under the PIPE Securities Purchase Agreement hereinafter referred to as the “PIPE Financing”) for aggregate proceeds of at least $10,000,000 (the “Aggregate Closing PIPE Proceeds”).

The Aggregate Closing PIPE Proceeds will be a part of the aggregate cash proceeds available for release to DHAC and the Merger Subs in connection with the transactions contemplated by the Business Combination Agreement. The PIPE Warrants are exercisable into shares of DHAC Common Stock, $0.0001 par value per share, at a price of $12.50 per share, and expire five (5) years from the date of issuance. The PIPE Notes are convertible into shares of DHAC Common Stock, $0.0001 par value per share, at a price of $10.00 per share, bear interest at 7.00% per annum, and mature on the eighteen (18) month anniversary of the issuance date of the PIPE Notes.

The PIPE Securities Purchase Agreement also provides that at any time after the date of the PIPE Securities Purchase Agreement and including (x) with respect to the PIPE Investors’ right to purchase Additional Offering Securities further to an Additional Offering (as each term is defined below) the earlier to occur of (I) the first anniversary of the date of the PIPE Securities Agreement and (II) the date of the consummation of one or more Subsequent Placements (as defined in the PIPE Securities Purchase Agreement) with the PIPE Investors on terms identical to the PIPE Securities Purchase Agreement and the other PIPE Financing documents in all material respects with an aggregate purchase price of at least $10 million (the “Additional Offering”, and the securities thereof, the “Additional Offering Securities”) and (y) with respect to Buyer’s right to participate in a Subsequent Placement other than an Additional Offering the earlier to occur of (I) the maturity date of the PIPE Notes, (II) the date all principal and interest due and owing under the PIPE Notes is either converted into DHAC Common Stock and/or repaid in full and (III) the date of the consummation of a Subsequent Placement by the Company with gross proceeds, paid in cash, of at least $5,000,000, in either case, neither the Company nor any of its subsidiaries shall, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with the PIPE Investors’ participation right described herein and set forth in the PIPE Securities Purchase Agreement. With respect to (i) Additional Offerings, DHAC is required to offer 100% of the Additional Offering Securities to the PIPE Investors; and (ii) Subsequent Placements, DHAC is required to offer 25% of the Offered Securities to the PIPE Investors.

The shares of DHAC Common Stock to be issued pursuant to the PIPE Securities Purchase Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be delivered in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Pursuant to the PIPE Securities Purchase Agreement, the PIPE Investors will enter into a registration rights agreement (the “PIPE Registration Rights Agreement”) at the closing of the transactions contemplated by the PIPE Securities Purchase Agreement (the “PIPE Closing”). Pursuant to the PIPE Registration Rights Agreement, DHAC will agree to provide customary registration rights with respect to the shares of DHAC Common Stock issuable upon conversion of the PIPE Notes and PIPE Warrants. The PIPE Securities Purchase Agreement also provides that at the PIPE Closing, DHAC, VSee, and iDoc and their respective subsidiaries will execute (i) the Security and Pledge Agreement (the “PIPE Security Agreement”), under which DHAC, VSee, and iDoc and their respective subsidiaries will grant to the Collateral Agent (as defined in the PIPE Securities Purchase Agreement) for the PIPE Investors a collateral interest in certain equity interests, personal property, and intellectual property of the parties; and (ii) the Guaranty (the “PIPE Guaranty”), under which DHAC, VSee, and iDoc and their respective subsidiaries will guaranty the performance of all of DHAC’s and VSee’s obligations under the Securities Purchase Agreement and related documents.

Pursuant to the PIPE Securities Purchase Agreement, certain of DHAC’s stockholders will enter into a lock-up agreement (the “PIPE Lock-Up Agreement”) with DHAC. Pursuant to the PIPE Lock-Up Agreement, such stockholders will not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase, make any short sale or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of DHAC Common Stock or Convertible Securities (as defined in the PIPE Securities Purchase Agreement), or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities and Exchange Act of 1934, as amended and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to any shares of Common Stock or Convertible Securities owned directly by the PIPE Investors (including holding as a custodian) or with respect to which each PIPE Investor has beneficial ownership within the rules and regulations of the Securities and Exchange Commission (collectively, the “PIPE Investor Shares”), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the PIPE Investor Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of DHAC Common Stock or other securities, in cash or otherwise, (iii) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of DHAC Common Stock or Convertible Securities or (iv) publicly disclose the intention to do any of the foregoing.

Under the PIPE Lock-Up Agreement, the PIPE Lock-Up Period means the period beginning on the date of the Lock-Up Agreement and ending on the earlier of the eight month anniversary of the Closing Date (or, if earlier, if after the Closing Date the VWAP (as defined in the PIPE Notes) of the DHAC Common Stock exceeds $12.50 (as adjusted for any stock splits, stock dividends, stock combinations recapitalizations and similar events after the Closing Date) for a period twenty (20) consecutive Trading Days (the “Release Triggering Date”), on the Trading Day immediately following such Release Triggering Date).

The foregoing description of the PIPE Securities Purchase Agreement, PIPE Security Agreement, PIPE Guaranty, PIPE Notes, PIPE Warrants, PIPE Registration Rights Agreement, and PIPE Lock-Up Agreement, do not purport to be complete and is qualified in its entirety by the terms and conditions of the PIPE Securities Purchase Agreement, PIPE Security Agreement, PIPE Guaranty, PIPE Notes, PIPE Warrants, PIPE Registration Rights Agreement, and PIPE Lock-Up Agreement filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6, and Exhibit 10.7 hereto and incorporated by reference herein.

VSee/iDoc Registration Rights Agreement. In connection with the Closing, DHAC and certain stockholders of each of VSee and iDoc who will receive shares of DHAC Common Stock pursuant to the Business Combination Agreement, will enter into a registration rights agreement (the “VSee/iDoc Registration Rights Agreement”). Pursuant to the VSee/iDoc Registration Rights Agreement, DHAC will agree to provide certain registration rights with respect to the shares of DHAC Common Stock issuable upon conversion of the Convertible Notes (as defined in the Business Combination Agreement) issuable to the VSee stockholders and iDoc stockholders at the Closing in accordance with the terms of the Business Combination Agreement.

The foregoing description of the VSee/iDoc Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the VSee/iDoc Registration Rights Agreement filed as Exhibit 10.8 hereto and incorporated by reference herein.

Amended and Restated Transaction Support Agreement. In connection with the execution of the Business Combination Agreement, DHAC, Milton Chen, the Executive Vice Chairman of VSee, Dr. Imoigele Aisiku, the Executive Chairman of the Board of Directors of iDoc, and certain other stockholders of VSee and iDoc (collectively, the “Supporting Stockholders”) entered into an Amended and Restated Transaction Support Agreement, dated as of August 9, 2022 (the “Transaction Support Agreement”) which replaced the Transaction Support Agreement executed on June 15, 2022, pursuant to which the Supporting Stockholders have agreed to, among other things, (i) support and vote in favor of the Business Combination Agreement and the related transactions contemplated therein at DHAC’s stockholder meeting; (ii) not affect any sale or distribution of any shares of capital stock of DHAC, VSee, or iDoc; and (iii) take or cause to be done such further acts and things as may be reasonably necessary or advisable to cause the parties to fulfill their respective obligations under the Business Combination Agreement and consummate the transactions contemplated thereby.

The foregoing description of the Transaction Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Transaction Support Agreement filed as Exhibit 10.10 hereto and incorporated by reference herein.

Leak-Out Agreement. Pursuant to the Business Combination Agreement, prior to Closing, DHAC will execute a leak-out agreement (the “Leak-Out Agreement”) with a stockholder of VSee that will become a stockholder of DHAC at the Closing. Pursuant to the Leak-Out Agreement, the signing stockholder agrees for a period of time as described therein, neither the signing stockholder nor any of its affiliates shall collectively, sell, dispose or otherwise transfer, directly or indirectly, (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions) common stock of DHAC held by the signing stockholder on the Closing Date in an amount representing more than 10% of the trading volume of DHAC’s common stock as reported by Bloomberg, LP on any date during the Leak-Out Agreement. The Leak-Out Agreement contains certain exceptions for transactions not reported on the consolidated tape, provided such transferee recipient executes a leak-out agreement in similar form.

The foregoing description of the Leak-out Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Leak-out Agreement, a copy of which is filed as Exhibit 10.11 hereto and is incorporated by reference herein.

For the other certain related agreements that were executed concurrently with the Original Agreement or will be entered in connection with the Business Combination Agreement, please refer to the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 16, 2022.

Important Information for Investors and Stockholders

This document relates to a proposed transaction between DHAC, VSee and iDoc. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. DHAC intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a proxy statement, prospectus, and consent solicitation of DHAC, referred to as a proxy statement/prospectus/consent solicitation. A proxy statement/prospectus/consent solicitation will be sent to all DHAC stockholders. DHAC also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of DHAC are urged to read the registration statement, the proxy statement/prospectus/consent solicitation and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus/consent solicitation and all other relevant documents filed or that will be filed with the SEC by DHAC through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the Business Combination. You can find information about DHAC’s directors and executive officers and their ownership of DHAC’s securities in DHAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 29, 2022, and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

VSee, iDoc and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s, VSee’s and iDoc’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements.

These forward-looking statements include, without limitation, the Company’s, VSee’s and iDoc’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s, VSee’s and iDoc’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability of DHAC, VSee and iDoc to meet the closing conditions in the Business Combination Agreement, including due to failure to obtain approval of the shareholders of DHAC, VSee and iDoc or certain regulatory approvals, or failure to satisfy other conditions to closing in the Business Combination Agreement; (2) the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against DHAC, VSee and iDoc following the announcement of the Business Combination Agreement and the transactions contemplated therein, that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transactions contemplated therein to fail to close; (3) the inability to obtain or maintain the listing of the combined company’s common stock on the Nasdaq Capital Market, as applicable, following the Business Combination; (4) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (5) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (6) costs related to the Business Combination; (7) changes in applicable laws or regulations; (8) the inability of the combined company to raise financing in the future; (9) the success, cost and timing of VSee’s, iDoc’s and the combined company’s product development activities; (10) the inability of VSee, iDoc or the combined company to obtain and maintain regulatory approval for their products, and any related restrictions and limitations of any approved product; (11) the inability of VSee, iDoc or the combined company to identify, in-license or acquire additional technology; (12) the inability of VSee, iDoc or the combined company to maintain VSee’s or iDoc’s existing or future license, manufacturing, supply and distribution agreements; (13) the inability of VSee, iDoc or the combined company to compete with other companies currently marketing or engaged in the development of products and services that VSee or iDoc is currently marketing or developing; (14) the size and growth potential of the markets for VSee’s, iDoc’s and the combined company’s products and services, and each of their ability to serve those markets, either alone or in partnership with others; (15) the pricing of VSee’s, iDoc’s and the combined company’s products and services and reimbursement for medical procedures conducted using VSee’s, iDoc’s and the combined company’s products and services; (16) VSee’s, iDoc’s and the combined company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; (17) VSee’s, iDoc’s and the combined company’s financial performance; and (18) the impact of COVID-19 on VSee’s and iDoc’s businesses and/or the ability of the parties to complete the Business Combination. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in DHAC’s most recent filings with the SEC, including DHAC’s Prospectus, filed with the SEC on November 4, 2021. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained herein. All subsequent written and oral forward-looking statements concerning DHAC, VSee or iDoc, the transactions described herein or other matters attributable to DHAC, VSee, iDoc, or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of DHAC, VSee or iDoc expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1	Amended and Restated Business Combination Agreement, dated as of August 9, 2022, by and among Digital Health Acquisition Corp., DHAC Merger Sub I, DHAC Merger Sub II, VSee Lab, Inc., and iDoc Virtual Telehealth Solutions, Inc.

10.1	PIPE Securities Purchase Agreement dated as of August 9, 2022, by and among Digital Health Acquisition Corp. and the investors party thereto

10.2	Form of PIPE Security Agreement

10.3	Form of PIPE Guaranty

10.4	Form of PIPE Notes

10.5	Form of PIPE Warrants

10.6	Form of PIPE Registration Rights Agreement

10.7	Form of PIPE Lock-Up Agreement

10.8	Form of VSee/iDoc Registration Rights Agreement

10.9	Amended and Restated Transaction Support Agreement dated as of August 9, 2022, by and among Digital Health Acquisition Corp., Milton Chen, Imoigele Aisiku, and certain stockholders of VSee Lab, Inc., and iDoc Virtual Telehealth Solutions, Inc.

10.10	Leak-Out Agreement between DHAC and certain stockholders of VSee Lab, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2022

DIGITAL HEALTH ACQUISITION CORP.

By:	/s/ Scott Wolf
Name:	Scott Wolf
Title:	Chief Executive Officer and Chairman